UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2005
                                                  --------------

                                 CANDIE'S, INC.
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             (Exact name of registrant as specified in its charter)


    Delaware                     0-10593                          11-2481093
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(State or Other                (Commission                     (IRS Employer
Jurisdiction of                File Number)                  Identification No.)
 Incorporation)


   215 West 40th Street, New York, NY                               10018
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code   (212) 730-0030
                                                     --------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02         Results of Operations and Financial Condition


                  On April 28, 2005 Candie's, Inc. (the "Company") issued a press release announcing its financial results for the fiscal quarter and three months ended March 31, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01        Financial Statements and Exhibits


                  The following exhibit is furnished pursuant to Item 2.02, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.


(c) Exhibits.

Exhibit No.           Description of Exhibit
---------             -------------------------------------------------------
99.1                  Press Release of Candie's Inc., dated April 28, 2005.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                        CANDIE'S, INC.
                                                        (Registrant)


                                                     By:/s/ Warren Clamen
                                                        ------------------------
                                                        Warren Clamen
                                                        Chief Financial Officer


Date:   May 4, 2005


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                                  EXHIBIT INDEX

Exhibit No.     Description of Exhibit

99.1            Press Release of Candie's, Inc. dated April 28, 2005.